UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

ACHIEVE LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 W. Broadway, Suite 400 Vancouver, BC	V6H 4B1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 736-3678

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2017, Achieve Life Sciences, Inc. (the “Company”) and Lincoln Park Capital Fund, LLC (“LPC”) entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Company has the right to sell to LPC Company securities having an aggregate value of up to $11,000,000, subject to certain limitations and conditions set forth in the Purchase Agreement (the “Offering”).

Pursuant to the Purchase Agreement, upon the satisfaction of all of the conditions to the Company’s right to commence sales under the Purchase Agreement, LPC shall initially purchase $1,000,000 of the Company’s units (the “Units”), with each Unit consisting of (a) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and (b) one warrant to purchase one-quarter (1/4) of a share of Common Stock at an exercise price of $3.496 per share (each, a “Warrant”). Each Warrant is exercisable six months following the issuance date until the date that is five years and six months after the issuance date and is subject to customary adjustments. The Warrants are issuable only as part of the Units in the initial purchase of $1,000,000 and no warrants shall be issued in connection with any other purchases of Common Stock under the Purchase Agreement.

After the initial purchase, if the Company’s stock price is above $1.00, as often as every business day over the 30-month term of the Purchase Agreement, and up to an aggregate amount of an additional $10,000,000 (subject to certain limitations) of shares of Common Stock, the Company has the right, from time to time, at its sole discretion and subject to certain conditions, to direct LPC to purchase up to 80,000 shares of Common Stock, with such amount increasing as the closing sale price of the Company’s Common Stock as reported on The NASDAQ Capital Market increases. The purchase price of shares of Common Stock pursuant to the Purchase Agreement will be based on prevailing market prices of Common Stock at the time of sales without any fixed discount, and the Company will control the timing and amount of any sales of Common Stock to LPC. In addition, the Company may direct LPC to purchase additional amounts as accelerated purchases if on the date of a regular purchase the closing sale price of the Common Stock is not below $2.00 per share. As consideration for entering into the Purchase Agreement, the Company has agreed to issue to LPC 123,516 shares of Common Stock. The Company will not receive any cash proceeds from the issuance of these shares. LPC has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s shares of Common Stock.

The Company has agreed with LPC that it will not enter into any “variable rate” transactions with any third party from the date of the Purchase Agreement until the earlier of (i) the 18-month anniversary of the date of the Purchase Agreement and (ii) the date on which LPC has purchased the full amount available to be purchased pursuant to the Purchase Agreement, subject to certain exceptions.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and LPC, limitations and conditions to completing future sale transactions, indemnification rights and other obligations of the parties. The Company has the right to terminate the Purchase Agreement at any time, at no cost to the Company.

Actual sales of shares of Common Stock to LPC under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Common Stock and determinations by the Company as to other available and appropriate sources of funding for the Company.

The Offering was made pursuant to the Company’s registration statement on Form S-3 (SEC File No. 333-207670) (the “Registration Statement”), which was declared effective by the SEC on November 20, 2015, and pursuant to a prospectus supplement dated September 14, 2017.

The initial purchase is expected to close on September 15, 2017. No discounts are payable in connection with the Offering, and the Company expects to use the proceeds from the Offering to advance its product candidate cytisine as well as for general corporate purposes. The Company may also potentially use a portion of the net proceeds to in-license or acquire additional assets.

In connection with the Registered Offering, the Company engaged Tigress Financial Partners LLC, a registered broker-dealer and FINRA member (“Tigress”) as a placement agent. Tigress will receive $10,000 as compensation in connection with its services in connection herewith, upon receipt of written confirmation from the Financial Industry Regulatory Authority, Inc. (“FINRA”), to the effect that FINRA’s Corporate Finance Department has determined not to raise any objection with respect to the fairness or reasonableness of the terms of the Purchase Agreement or the transactions contemplated thereby. The Company also agreed to reimburse Tigress for reasonable out of pocket expenses incurred in connection with its services up to an aggregate of $5,000.

Copies of the Purchase Agreement and the Form of Warrant are attached hereto as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference.

The Company is filing the opinion of its counsel, Fenwick & West LLP, regarding the validity of the shares of Common Stock issued pursuant to the Purchase Agreement and upon the exercise of Warrants, as Exhibit 5.1 hereto. The Company is filing the consent of its independent accountants, PricewaterhouseCoopers LLP, to the incorporation by reference of the consolidated financial statements of Achieve Life Science, Inc. as of December 31, 2016 and 2015, and for the year ended December 31, 2016 and the period from May 12, 2015 (the date of inception) to December 31, 2015, into the Registration Statement, as Exhibit 23.1. Exhibit 5.1 and Exhibit 23.1 are incorporated herein by reference and into the Registration Statement.

A copy of the press release issued by the Company announcing the Offering is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant.

5.1	Opinion of Fenwick & West LLP.

10.1	Purchase Agreement, dated as of September 14, 2017, by and between Achieve Life Sciences, Inc. and Lincoln Park Capital Fund, LLC.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Fenwick & West LLP (contained in Exhibit 5.1).

99.1	Press release of Achieve Life Sciences, Inc. issued September 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.

Date: September 14, 2017	/s/ John Bencich
John Bencich Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant.

5.1	Opinion of Fenwick & West LLP.

10.1	Purchase Agreement, dated as of September 14, 2017, by and between Achieve Life Sciences, Inc. and Lincoln Park Capital Fund, LLC.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Fenwick & West LLP (contained in Exhibit 5.1).

99.1	Press release of Achieve Life Sciences, Inc. issued September 14, 2017.